SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934




Filed by the Registrant [X]


Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
|X|  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                 MILACRON INC.

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               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

|X|  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:


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                                 MILACRON INC.
                             2090 FLORENCE AVENUE
                            CINCINNATI, OHIO 45206



                                                                  May 12, 2003


Dear Fellow Shareholder:

According to our latest records, we have not yet received your proxy for the important Annual Meeting of Shareholders of Milacron Inc. on May 23, 2003. As described in the proxy statement previously sent to you, the matters under consideration are extremely important.

Please help your company avoid the expense of further solicitation by SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD TODAY.

Thank you for your cooperation.

Very truly yours,



Ronald D. Brown
Chairman and
Chief Executive Officer






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